UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 19, 2008

CFS BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

INDIANA

(State or Other Jurisdiction of Incorporation)

000-24611	35-2042093

(Commission File Number)	(IRS Employer Identification No.)

707 Ridge Road, Munster, Indiana	46321

(Address of Principal Executive Offices)	(Zip Code)

(219) 836-5500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     Regulation FD Disclosure

On December 23, 2008, CFS Bancorp, Inc. (the "Company") issued a press release announcing the declaration of a quarterly cash dividend.

Attached as Exhibit 99.1 is a copy of the Company’s press release related to the announcement of the declaration.  This press release is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose except otherwise provided herein.

ITEM 8.01     Other Events

On December 23, 2008, CFS Bancorp, Inc. (the "Company") issued a press release regarding the decision to not participate in the Capital Purchase Program offered by the U.S. Treasury.  A copy of that press release is also attached as Exhibit 99.1.

ITEM 9.01     Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits

The following exhibit is filed herewith.

Exhibit Number                               Description

99.1                          Press Release dated December 23, 2008

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CFS BANCORP, INC.

Date: December 24, 2008	By:	/s/ Joyce M. Fabisiak
Joyce M. Fabisiak
Vice-President